UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934


                  Date of Event Requiring Report: March 6, 2002




                               CAREER WORTH, INC.
 ------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified on its Charter)


        000-27557                                        87-0663193
--------------------------                  ------------------------------------
 (Commission File Number)                   (IRS Employer Identification Number)


                                     NEVADA
 -------------------------------------------------------------------------------
         (State or Other Jurisdiction of Incorporation or Organization)




                        3809 South West Temple, Suite 1D
                            Salt Lake City, UT 84115
   ---------------------------------------------------------------------------
                    (Address of Principal Executive Offices)




                                 (801) 281-0001
 ------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

ITEM 2. Acquisition or Disposition of Assets.

On March 6, 2002 Career Worth, Inc. ("the Company") concluded a stock exchange agreement with Regency Development Corporation, a Nevada Corporation ("Regency"). The stock exchange agreement transferred shares of Regency's restricted shares of Class A Convertible Preferred stock for shares of the Company's restricted common stock. A total of 1,850,000 shares of Regency's Class A Convertible Preferred stock was exchanged for 10,000,000 shares of the company's common stock. Regency's Class A Convertible Preferred shares have voting rights where each share of preferred stock is entitled to one vote on all corporate matters. There have been no shares of common stock issued in Regency at this time. Therefore, the Class A Convertible Preferred stock shareholders are the only shareholders entitled to vote on matters at this time. The shares of Regency stock were held by David Michael, LLC a Utah Limited Liability Company, David Wolfson, one of the Company's directors and a member of David
Michael, LLC, Elizabeth Colmenares, a Utah individual and a director of the Company, Saundra Wolfson, a Utah individual and Validate Corporation, a Utah corporation. David Wolfson and Elizabeth Colmenares are the majority shareholders in the Company and are also the only members on the Company's board of directors. There are no disinterested shareholders or directors of the company. David Michael, LLC held 900,000 shares of Regency Class A Convertible Preferred stock and received 5,000,000 shares of the company's restricted common stock in the exchange. Elizabeth Colmenares held 540,000 shares of Regency Class A Convertible Preferred stock and received 4,000,000 shares of the company's restricted common stock. Saundra Wolfson held 310,000 shares of Regency Class A Convertible Preferred stock and received 1,000,000 shares of the company's common stock. Validate Corporation held 100,000 Class A Convertible Preferred shares of Regency's stock and received 290,000 shares of the company's common stock.

The purpose of the stock exchange agreement was for the Company to obtain control of a parcel of land located in Oasis, Nevada, which Regency owns. The land is 40 acres in size. The Company believes that the property will fit into the company's new business plan, which includes construction of single and twin homes. Oasis, Nevada is a small town with limited housing for residents. The most prevalent housing development is for mobile homes. The company believes that there is a need for permanent homes in Oasis and believes that the purchase of this property will allow the company to fulfill this need.

ITEM 5. Other Events

On March 12, 2002, BonnieJean C. Tippetts, resigned her positions as the President, Secretary and Treasurer of the Company. The resignation was for personal reasons and did not arise out of any disagreement with the Company or its management.

On March 13, 2002, the Company's Board of Directors, by unanimous written consent, appointed David Wolfson, director of the company, as the President, Secretary and Treasurer. Mr. Wolfson accepted his appointment to these positions and began to serve in the positions on the same date.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(A)  Financial Statements of Business Acquired.

     Will be provided by amended Form 8-K within 60 days.

(B)  Pro Forma Financial Information.

     Will be provided by amended Form 8-K within 60 days.


(C)  Exhibits.

Exhibit No.   Page No.    Description

10 (i)           *        Stock Exchange Agreement with David Michael, LLC

10(ii)           *        Stock Exchange Agreement with Elizabeth Colmenares

10(iii)          *        Stock Exchange Agreement with Saundra Wolfson

10(iv)           *        Stock Exchange Agreement with Validate Corporation

99(i)            *        Resignation letter of BonnieJean C. Tippetts



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 21, 2002.


                                        Career Worth, Inc.



                                        By:    /s/ David Wolfson
                                           -------------------------------
                                            David Wolfson, President

Exhibit 10(i)
                            STOCK EXCHANGE AGREEMENT

     This Stock Exchange Agreement ("Agreement") is entered into this 6th day of March, 2002 by and between Career Worth, Inc., ("Career Worth") a Nevada corporation with principal offices located at 3809 South West Temple, Suite 1-D Salt Lake City, UT 84115, and David Michael, LLC ("David Michael") a Utah limited liability company with principal offices located at 3809 South, West Temple Street, Suite 1- D, Salt Lake City, Utah 84115.

     WHEREAS, Career Worth desires to acquire from David Michael Nine Hundred Thousand (900,000) restricted shares of the Class A Convertible Preferred stock of Regency Development Corporation, a Nevada corporation ("Regency"), in exchange for Five Million (5,000,000) restricted shares of the common stock of Career Worth.

     NOW, THEREFORE in exchange for the mutual consideration set out herein, the sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Exchange. In a tax free exchange, Career Worth will acquire from David Michael Nine Hundred Thousand (900,000) restricted shares of the Class A
Convertible Preferred stock of Regency, valued at $5.00 per share ("Regency Shares"), in exchange for Five Million (5,000,000) restricted shares of Career Worth common stock, valued at $1.00 per share ("Career Worth Shares").

2. Exchange of Shares. On or before March 6, 2002 (the "Closing Date"), the above-mentioned shares shall be exchanged.

3. Termination. This Agreement may be terminated at any time prior to the Closing Date:

     A.   By Career Worth or David Michael:

          (1) If there shall be any actual or threatened action or proceeding by or before any court or any other governmental body which shall seek to restrain, prohibit, or invalidate the transactions contemplated by this Agreement; or if, in either party's judgement, exercised in good faith and based upon the advice of legal counsel, it is inadvisable to proceed with the transactions contemplated by this Agreement; or

          (2) If the Closing shall have not occurred on the Closing Date, or on such later date as approved by parties hereto, other than for reasons set forth herein.

     B.   By David Michael:

          (1) If Career Worth fails to comply in any material respect with any of its covenants or agreements contained in this Agreement or if any of the representations or warranties of Career Worth contained herein shall be inaccurate in any material respect.

     C.   By Career Worth:

          (1) If David Michael fails to comply in any material respect with any of its covenants or agreements contained in this Agreement or if any of the representations or warranties of David Michael contained herein shall be inaccurate in any material respect.

     If this Agreement is terminated pursuant to this Paragraph, this Agreement shall be of no further force or effect; no obligation, right, or liability shall arise hereunder; and each party shall bear its own costs (including any legal, accounting, printing, or other costs incurred in connection with the negotiation, preparation or execution of this Agreement and the transactions herein contemplated).

4. Representations and Warranties of David Michael. David Michael hereby represents and warrants that effective this date and the Closing Date, the following statements are true and correct:

     A. LLC Authority. David Michael has the full power and authority to enter this Agreement and to carry out the transactions contemplated by this Agreement. The Manager of David Michael has duly authorized the execution, delivery and performance of this Agreement.

     B. No Conflict With Other Instruments. The execution of this Agreement will not violate or breach any document, instrument, agreement, contract, or commitment material to the business of David Michael to which David Michael is a party, and this Agreement has been duly authorized by all appropriate and necessary action.

     C. Information. The information concerning David Michael as set forth in this Agreement is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made in light of the circumstances under which they were made not misleading.

     D. Delivery of Shares. As of the Closing Date, the Regency Shares to be delivered to Career Worth shall be restricted under Rule 144 and shall constitute valid and legally issued shares of Regency, fully paid and non-assessable and equivalent in all respects to all other issued and outstanding shares of Regency restricted Class A Convertible Preferred Stock.

     E. Restricted Shares. David Michael is acquiring the Career Worth Shares for David Michael's own account, for investment purposes, and not with a view to the public resale or distribution thereof. David Michael will not sell, transfer or otherwise dispose of the Career Worth Shares except in compliance with the Securities Act of 1933, as amended (the "Act"), and is aware the Career Worth Shares are "restricted securities" as that term is defined in Rule 144 of the General Rules and Regulations promulgated under the Act ("Rule 144").

          David Michael acknowledges and understands that the Career Worth Shares are unregistered in reliance on Section 4(2) of the Act and must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available.

          David Michael is fully aware of the applicable limitation on the resale of the Career Worth Shares. These restrictions for the most part are set forth in Rule 144. Rule 144 permits resales of "restricted securities" upon compliance with the requirements of such rule. If Rule 144 is available to David Michael, David Michael may make only routine sales of securities in limited amounts, in accordance with the terms and conditions of that Rule.

5.   Representations and Warranties of Career Worth.

Career Worth hereby represents and warrants that effective this date and the Closing Date, the following statements are true and correct.

     A. Corporate Authority. Career Worth has the full corporate power and authority to enter this Agreement and to carry out the transactions contemplated by this Agreement. The Board of Directors of Career Worth has duly authorized the execution, delivery, and performance of this Agreement.

     B.   Financial   Statements.   The  latest  10-Q  report   ("Career   Worth
          Financials")  has been  given to David  Michael  prior to the  Closing
          Date.

     C. No Conflict With Other Instruments. The execution of this Agreement will not violate or breach any document, instrument, agreement, contract, or commitment material to the business of Career Worth to which Career Worth is a party, and this Agreement has been duly authorized by all appropriate and necessary action.

     D. Information. The information concerning Career Worth as set forth in this Agreement and in the Career Worth Financials is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made in light of the circumstances under which they were made not misleading.

     E. Delivery of Shares. As of the Closing Date, the Career Worth Shares to be delivered to David Michael will be restricted under Rule 144 and shall constitute valid and legally issued shares of Career Worth, fully paid and non-assessable and equivalent in all respects to all other issued and outstanding shares of Career Worth restricted Convertible Class A Preferred stock.

     F. Restricted Shares. Career Worth is acquiring the Regency Shares for Career Worth's own account, for investment purposes, and not with a view to the public resale or distribution thereof. Career Worth will not sell, transfer or otherwise dispose of the Regency Shares except in compliance with the Securities Act of 1933, as amended (the "Act"), and is aware the Regency Shares are "restricted securities" as that term is defined in Rule 144 of the General Rules and Regulations promulgated under the Act ("Rule 144")

          Career Worth acknowledges and understands that the Shares are unregistered in reliance of Section 4(2) of the Act and must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available.

          Career Worth is fully aware of the applicable limitation on the resale of the Career Worth Shares. These restrictions for the most part are set forth in Rule 144. Rule 144 permits resales of "restricted securities" upon compliance with the requirements of such rule. If Rule 144 is available to Career Worth, Career Worth may make only routine sales of securities in limited amounts, in accordance with the terms and conditions of that Rule.

     G. Career Worth is fully aware of, and hereby agrees that, the land in Elko County, Nevada which is the main asset owned by Regency is held subject to a $1,000,000 Deed of Trust dated June 27, 2001, executed by Regency as the Grantor and Oasis International Corp. as the Beneficiary.

6. Closing. The Closing as herein referred to shall occur on such date as the parties hereto may mutually agree upon, but is expected to be on or before the Closing Date referenced in Section 2, above. At Closing Career Worth will deliver the Career Worth Shares to David Michael, and David Michael shall deliver the Regency Shares to Career Worth.

7. Conditions Precedent to David Michael's Obligation to Close. All obligations of David Michael under this Agreement are subject to fulfillment, prior to or as of the Closing Date, of each of the following conditions:

     A. The representations and warranties by Career Worth contained in this Agreement or in any certificate or documents delivered to David Michael pursuant to the provisions hereof shall be true in all material respects as of the time of Closing.


     B. Career Worth shall have performed and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing.

     C. All instruments and documents delivered to David Michael pursuant to the provisions hereof shall be reasonably satisfactory to David Michael' legal counsel.

8. Conditions Precedent to Career Worth's Obligation to Close. All obligations of Career Worth under this Agreement are subject to fulfillment, prior to or as of the Closing Date, of each of the following conditions:

     A. The representations and warranties by David Michael contained in this Agreement or in any certificate or documents delivered to Career Worth pursuant to the provisions hereof shall be true in all material respects as of the time of Closing.

     B. David Michael shall have performed and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing.

     C. All instruments and documents delivered to Career Worth pursuant to the provisions hereof shall be reasonably satisfactory to Career Worth legal counsel.

9. Damages and Limit of Liability. Each party shall be liable for any material breach of its representations, warranties, and covenants contained herein which results in a failure to perform any obligation under this Agreement, only to the extent of the expenses incurred in connection with such breach or failure to perform this Agreement. Each party hereby waives the right to claim any consequential damages.

10. Nature and Survival of Representations and Warranties. All representations, warranties and covenants made by any party in this Agreement shall survive the Closing hereunder. All of the parties hereto are executing and carrying out the provisions of this Agreement in reliance solely on the representations, warranties, covenants and agreements contained in this Agreement and not upon any investigation which it might have made or any representation, warranty, agreement, promise, or information, written or oral, given by the other party (or any other person) except as specifically set forth herein.

11. Indemnification Procedures. If any claim is made by a party which would give rise to a right of indemnification under this Agreement, the party seeking indemnification (Indemnified Party) will promptly cause written notice thereof to be delivered by certified mail, return receipt requested, to the party from whom it is sought (Indemnifying Party). The Indemnified Party will permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting from the claims. Counsel for the Indemnifying Party which will conduct the defense must be approved by the Indemnified Party (whose approval will not be unreasonable withheld), and the Indemnified Party may participate in such defense at the expense of the Indemnified Party. The Indemnifying Party will not in the defense of any such claim or litigation, consent to entry of any judgement or enter into any settlement without the written consent of the Indemnified Party (which consent will not be unreasonably withheld). The Indemnified Party will not, in connection with any such claim or litigation, consent to entry of any judgement or enter into any settlement without the written consent of the Indemnifying Party (which consent will not be unreasonable withheld). The Indemnified Party will cooperate fully with the Indemnifying Party and make available to the Indemnifying Party all pertinent information under its control relating to any such claim or litigation. If the Indemnifying Party refuses or fails to conduct the defense as required in this Section, after delivery of proper notice, then the Indemnified Party may conduct such defense at the expense of the Indemnifying Party, and the approval of the Indemnifying Party will not be required for any settlement or entry of judgement.

12. Default at Closing. Notwithstanding any other provision of this Agreement, if David Michael shall fail or refuse to deliver any of the Regency Shares, or shall fail or refuse to consummate the transaction described in this Agreement by the Closing Date, such failure or refusal shall constitute a default by David Michael, and Career Worth at its option and without prejudice to any of its other rights against such defaulting party, may either (a) invoke any equitable remedies to enforce performance hereunder including, without limitation, an action or suit for specific performance, or (b) terminate all of its obligations hereunder with respect to David Michael. Likewise, if Career Worth shall fail or refuse to deliver any of the Career Worth Shares, or shall fail or refuse to consummate the transaction described in this Agreement by the Closing Date, such failure or refusal shall constitute a default by Career Worth, and David Michael at its option and without prejudice to any of its other rights against such defaulting party, may either (a) invoke any equitable remedies to enforce performance hereunder including, without limitation, an action or suit for specific performance, or (b) terminate all of its obligations hereunder with respect to Career Worth.

13. Costs and Expenses. David Michael and Career Worth shall bear their own costs and expenses in the proposed exchange and transfer described in this Agreement. David Michael and Career Worth have been represented by their own attorney in this transaction, and each shall pay the fees of its own attorney, except as may be expressly set forth herein to the contrary.

14. Notices. Any notice under this Agreement shall be deemed to have been sufficiently given if sent by registered or certified mail, postage prepaid, addressed as follows:

     To Career Worth:
     Career Worth, Inc.
     3809 South West Temple, Suite 1-D
     Salt Lake City, Utah 84115

     To David Michael:
     David Michael, LLC
     3809 South, West Temple Street, Suite 1-D
     Salt Lake City, Utah 84115

15. Miscellaneous.

     A. Further Assurances. At any time and from time to time each party will execute such additional instruments and take such additional actions as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.

     B. Waiver. Any failure on the part of any party hereto to comply with any of its obligations, agreements, or conditions hereunder may be waived only by a writing signed by the party to whom such compliance is owed.

     C. Brokers. Neither party has employed any brokers or finders with regard to this Agreement except as disclosed herein.

     D. Headings. The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

     E. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Fax copies of signatures shall be deemed as effective as originals for all purposes.

     F. Governing Law. This Agreement was negotiated and is being contracted for in the State of Utah, and shall be governed by the laws of the State of Utah, regardless of any conflict-of-law provision to the contrary. Any suit, action or legal proceeding arising from or related to this Agreement shall be brought in a court of competent jurisdiction in Salt Lake City, Utah, and each party irrevocably and unconditionally consents to the jurisdiction of such Courts in such suit, action or legal proceeding and waives any objection to the laying of venue in, or the jurisdiction of, said Courts.

     G. Binding Effect.  This Agreement shall be binding upon the parties hereto
     and  inure  to  the  benefit  of  the  parties  their   respective   heirs,
     administrators, executors, successors, and assigns.

     H. Entire Agreement. The Agreement contains the entire agreement between the parties hereto and supersedes any and all prior agreements, arrangements or understandings between the parties relating to the subject matter hereof. No oral understandings, statements, promises or inducements contrary to the terms of this Agreement exist. No representations, warranties covenants, or conditions, express or implied, other than as set forth here, have been made by any party.

     I.   Severability.   If  any  part  of  this  Agreement  is  deemed  to  be
     unenforceable, the balance of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

                               Career Worth, Inc.




                               By:   /s/ BonnieJean C. Tippets
                                  ------------------------------
                               Its:   President
                                   -----------------------------


                               David Michael, LLC


                               By:  /s/ David Wolfson
                                  --------------------------
                               Its:   Member
                                   -------------------------

Exhibit 10(ii)

                            STOCK EXCHANGE AGREEMENT

     This Stock Exchange Agreement ("Agreement") is entered into this 5th day of March, 2002 by and between Career Worth, Inc., ("Career Worth") a Nevada corporation with principal offices located at 3809 South West Temple, Suite 1-D, Salt Lake City, Utah 84115, and Elizabeth Colmenares ("Ms. Colmenares") a Utah resident.

     WHEREAS, Career Worth desires to acquire from Ms. Colmenares Five Hundred Forty Thousand (540,000) restricted shares of the Class A Convertible Preferred stock of Regency Development Corporation, a Nevada corporation ("Regency"), in exchange for Four Million (4,000,000) restricted shares of the common stock of Career Worth.

     NOW, THEREFORE in exchange for the mutual consideration set out herein, the sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Exchange. In a tax free exchange, Career Worth will acquire from Ms. Colmenares Five Hundred Forty Thousand (540,000) restricted shares of the Class A Convertible Preferred stock of Regency, valued at $5.00 per share ("Regency Shares"), in exchange for Four Million (4,000,000) restricted shares of Career Worth common stock, valued at $1.00 per share ("Career Worth Shares").

2. Exchange of Shares. On or before March 6, 2002 (the "Closing Date"), the above-mentioned shares shall be exchanged.

3. Termination. This Agreement may be terminated at any time prior to the Closing Date:

          A.   By Career Worth or Ms. Colmenares:

               (1) If there shall be any actual or threatened action or proceeding by or before any court or any other governmental body which shall seek to restrain, prohibit, or invalidate the transactions contemplated by this Agreement; or if, in either party's judgement, exercised in good faith and based upon the advice of legal counsel, it is inadvisable to proceed with the transactions contemplated by this Agreement; or

               (2) If the Closing shall have not occurred on the Closing Date, or on such later date as approved by parties hereto, other than for reasons set forth herein.

          B.   By Ms. Colmenares:

               (1) If Career Worth fails to comply in any material respect with any of its covenants or agreements contained in this Agreement or if any of the representations or warranties of Career Worth contained herein shall be inaccurate in any material respect.

          C.   By Career Worth:

               (1) If Ms. Colmenares fails to comply in any material respect with any of its covenants or agreements contained in this Agreement or if any of the representations or warranties of Ms. Colmenares contained herein shall be inaccurate in any material respect.

     If this Agreement is terminated pursuant to this Paragraph, this Agreement shall be of no further force or effect; no obligation, right, or liability shall arise hereunder; and each party shall bear its own costs (including any legal, accounting, printing, or other costs incurred in connection with the negotiation, preparation or execution of this Agreement and the transactions herein contemplated).

4. Representations and Warranties of Ms. Colmenares. Ms. Colmenares hereby represents and warrants that effective this date and the Closing Date, the following statements are true and correct:

     A. Authority. Ms. Colmenares has the full power and authority to enter this Agreement and to carry out the transactions contemplated by this Agreement. Ms. Colmenares has duly authorized the execution, delivery and performance of this Agreement.

     B. No Conflict With Other Instruments. The execution of this Agreement will not violate or breach any document, instrument, agreement, contract, or commitment material to the business of Ms. Colmenares to which Ms. Colmenares is a party, and this Agreement has been duly authorized by all appropriate and necessary action.

     C. Information. The information concerning Ms. Colmenares as set forth in this Agreement is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made in light of the circumstances under which they were made not misleading.

     D. Delivery of Shares. As of the Closing Date, the Regency Shares to be delivered to Career Worth shall be restricted under Rule 144 and shall constitute valid and legally issued shares of Regency, fully paid and non-assessable and equivalent in all respects to all other issued and outstanding shares of Regency restricted Class A Convertible Preferred Stock.

     E. Restricted Shares. Ms. Colmenares is acquiring the Career Worth Shares for Ms. Colmenares's own account, for investment purposes, and not with a view to the public resale or distribution thereof. Ms. Colmenares will not sell, transfer or otherwise dispose of the Career Worth Shares except in compliance with the Securities Act of 1933, as amended (the "Act"), and is aware the Career Worth Shares are "restricted securities" as that term is defined in Rule 144 of the General Rules and Regulations promulgated under the Act ("Rule 144").

          Ms. Colmenares acknowledges and understands that the Career Worth Shares are unregistered in reliance on Section 4(2) of the Act and must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available.

          Ms. Colmenares is fully aware of the applicable limitation on the resale of the Career Worth Shares. These restrictions for the most part are set forth in Rule 144. Rule 144 permits resales of "restricted securities" upon compliance with the requirements of such rule. If Rule 144 is available to Ms. Colmenares, Ms. Colmenares may make only routine sales of securities in limited amounts, in accordance with the terms and conditions of that Rule.

5.   Representations and Warranties of Career Worth.

     Career Worth hereby represents and warrants that effective this date and the Closing Date, the following statements are true and correct.

     A. Corporate Authority. Career Worth has the full corporate power and authority to enter this Agreement and to carry out the transactions contemplated by this Agreement. The Board of Directors of Career Worth has duly authorized the execution, delivery, and performance of this Agreement.

     B.   Financial   Statements.   The  latest  10-Q  report   ("Career   Worth
          Financials")  has been given to Ms.  Colmenares  prior to the  Closing
          Date.

     C. No Conflict With Other Instruments. The execution of this Agreement will not violate or breach any document, instrument, agreement, contract, or commitment material to the business of Career Worth to which Career Worth is a party, and this Agreement has been duly authorized by all appropriate and necessary action.

     D. Information. The information concerning Career Worth as set forth in this Agreement and in the Career Worth Financials is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made in light of the circumstances under which they were made not misleading.

     E. Delivery of Shares. As of the Closing Date, the Career Worth Shares to be delivered to Ms. Colmenares will be restricted under Rule 144 and shall constitute valid and legally issued shares of Career Worth, fully paid and non-assessable and equivalent in all respects to all other issued and outstanding shares of Career Worth restricted Convertible Class A Preferred stock.

     F. Restricted Shares. Career Worth is acquiring the Regency Shares for Career Worth's own account, for investment purposes, and not with a view to the public resale or distribution thereof. Career Worth will not sell, transfer or otherwise dispose of the Regency Shares except in compliance with the Securities Act of 1933, as amended (the "Act"), and is aware the Regency Shares are "restricted securities" as that term is defined in Rule 144 of the General Rules and Regulations promulgated under the Act ("Rule 144")

          Career Worth acknowledges and understands that the Shares are unregistered in reliance of Section 4(2) of the Act and must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available.

          Career Worth is fully aware of the applicable limitation on the resale of the Career Worth Shares. These restrictions for the most part are set forth in Rule 144. Rule 144 permits resales of "restricted securities" upon compliance with the requirements of such rule. If Rule 144 is available to Career Worth, Career Worth may make only routine sales of securities in limited amounts, in accordance with the terms and conditions of that Rule.

     G. Career Worth is fully aware of, and hereby agrees that, the land in Elko County, Nevada which is the main asset owned by Regency is held subject to a $1,000,000 Deed of Trust dated June 27, 2001, executed by Regency as the Grantor and Oasis International Corp. as the Beneficiary.

6. Closing. The Closing as herein referred to shall occur on such date as the parties hereto may mutually agree upon, but is expected to be on or before the Closing Date referenced in Section 2, above. At Closing Career Worth will deliver the Career Worth Shares to Ms. Colmenares, and Ms. Colmenares shall deliver the Regency Shares to Career Worth.

7. Conditions Precedent to Ms. Colmenares's Obligation to Close. All obligations of Ms. Colmenares under this Agreement are subject to fulfillment, prior to or as of the Closing Date, of each of the following conditions:

     A. The representations and warranties by Career Worth contained in this Agreement or in any certificate or documents delivered to Ms. Colmenares pursuant to the provisions hereof shall be true in all material respects as of the time of Closing.

     B. Career Worth shall have performed and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing.

     C. All instruments and documents delivered to Ms. Colmenares pursuant to the provisions hereof shall be reasonably satisfactory to Ms. Colmenares' legal counsel.

8. Conditions Precedent to Career Worth's Obligation to Close. All obligations of Career Worth under this Agreement are subject to fulfillment, prior to or as of the Closing Date, of each of the following conditions:

     A. The representations and warranties by Ms. Colmenares contained in this Agreement or in any certificate or documents delivered to Career Worth pursuant to the provisions hereof shall be true in all material respects as of the time of Closing.

     B. Ms. Colmenares shall have performed and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing.

     C. All instruments and documents delivered to Career Worth pursuant to the provisions hereof shall be reasonably satisfactory to Career Worth legal counsel.

9. Damages and Limit of Liability. Each party shall be liable for any material breach of its representations, warranties, and covenants contained herein which results in a failure to perform any obligation under this Agreement, only to the extent of the expenses incurred in connection with such breach or failure to perform this Agreement. Each party hereby waives the right to claim any consequential damages.

10. Nature and Survival of Representations and Warranties. All representations, warranties and covenants made by any party in this Agreement shall survive the Closing hereunder. All of the parties hereto are executing and carrying out the provisions of this Agreement in reliance solely on the representations, warranties, covenants and agreements contained in this Agreement and not upon any investigation which it might have made or any representation, warranty, agreement, promise, or information, written or oral, given by the other party (or any other person) except as specifically set forth herein.

11. Indemnification Procedures. If any claim is made by a party which would give rise to a right of indemnification under this Agreement, the party seeking indemnification (Indemnified Party) will promptly cause written notice thereof to be delivered by certified mail, return receipt requested, to the party from whom it is sought (Indemnifying Party). The Indemnified Party will permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting from the claims. Counsel for the Indemnifying Party which will conduct the defense must be approved by the Indemnified Party (whose approval will not be unreasonable withheld), and the Indemnified Party may participate in such defense at the expense of the Indemnified Party. The Indemnifying Party will not in the defense of any such claim or litigation, consent to entry of any judgement or enter into any settlement without the written consent of the Indemnified Party (which consent will not be unreasonably withheld). The Indemnified Party will not, in connection with any such claim or litigation, consent to entry of any judgement or enter into any settlement without the written consent of the Indemnifying Party (which consent will not be unreasonable withheld). The Indemnified Party will cooperate fully with the Indemnifying Party and make available to the Indemnifying Party all pertinent information under its control relating to any such claim or litigation. If the Indemnifying Party refuses or fails to conduct the defense as required in this Section, after delivery of proper notice, then the Indemnified Party may conduct such defense at the expense of the Indemnifying Party, and the approval of the Indemnifying Party will not be required for any settlement or entry of judgement.

12. Default at Closing. Notwithstanding any other provision of this Agreement, if Ms. Colmenares shall fail or refuse to deliver any of the Regency Shares, or shall fail or refuse to consummate the transaction described in this Agreement by the Closing Date, such failure or refusal shall constitute a default by Ms. Colmenares, and Career Worth at its option and without prejudice to any of its other rights against such defaulting party, may either (a) invoke any equitable remedies to enforce performance hereunder including, without limitation, an action or suit for specific performance, or (b) terminate all of its obligations hereunder with respect to Ms. Colmenares. Likewise, if Career Worth shall fail or refuse to deliver any of the Career Worth Shares, or shall fail or refuse to consummate the transaction described in this Agreement by the Closing Date, such failure or refusal shall constitute a default by Career Worth, and Ms. Colmenares at its option and without prejudice to any of its other rights against such defaulting party, may either (a) invoke any equitable remedies to enforce performance hereunder including, without limitation, an action or suit for specific performance, or (b) terminate all of its obligations hereunder with respect to Career Worth.

13. Costs and Expenses. Ms. Colmenares and Career Worth shall bear their own costs and expenses in the proposed exchange and transfer described in this Agreement. Ms. Colmenares and Career Worth have been represented by their own attorney in this transaction, and each shall pay the fees of its own attorney, except as may be expressly set forth herein to the contrary.

14. Notices. Any notice under this Agreement shall be deemed to have been sufficiently given if sent by registered or certified mail, postage prepaid, addressed as follows:

     To Career Worth:
     Career Worth, Inc.
     3809 South West Temple, Suite 1-D
     Salt Lake City, Utah 84115

     To Ms. Colmenares:
     Elizabeth Colmenares
     3809 South West Temple, Suite 1-D
     Salt Lake City, Utah 84115

15.  Miscellaneous.

     A. Further Assurances. At any time and from time to time each party will execute such additional instruments and take such additional actions as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.

     B. Waiver. Any failure on the part of any party hereto to comply with any of its obligations, agreements, or conditions hereunder may be waived only by a writing signed by the party to whom such compliance is owed.

     C. Brokers. Neither party has employed any brokers or finders with regard to this Agreement except as disclosed herein.

     D. Headings. The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

     E. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Fax copies of signatures shall be deemed as effective as originals for all purposes.

     F. Governing Law. This Agreement was negotiated and is being contracted for in the State of Utah, and shall be governed by the laws of the State of Utah, regardless of any conflict-of-law provision to the contrary. Any suit, action or legal proceeding arising from or related to this Agreement shall be brought in a court of competent jurisdiction in Salt Lake City, Utah, and each party irrevocably and unconditionally consents to the jurisdiction of such Courts in such suit, action or legal proceeding and waives any objection to the laying of venue in, or the jurisdiction of, said Courts.

     G. Binding Effect.  This Agreement shall be binding upon the parties hereto
     and  inure  to  the  benefit  of  the  parties  their   respective   heirs,
     administrators, executors, successors, and assigns.

     H. Entire Agreement. The Agreement contains the entire agreement between the parties hereto and supersedes any and all prior agreements, arrangements or understandings between the parties relating to the subject matter hereof. No oral understandings, statements, promises or inducements contrary to the terms of this Agreement exist. No representations, warranties covenants, or conditions, express or implied, other than as set forth here, have been made by any party.

     I.   Severability.   If  any  part  of  this  Agreement  is  deemed  to  be
     unenforceable, the balance of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

                               Career Worth, Inc.


                               By:   /s/ BonnieJean C. Tippets
                                  ------------------------------
                               Its:   President
                                   -----------------------------


                               Elizabeth Colmenares, in her individual capacity


                               By:   /s/  Elizabeth Colmenares
                                  -------------------------------


Exhibit 10(iii)

                            STOCK EXCHANGE AGREEMENT

     This Stock Exchange Agreement ("Agreement") is entered into this 5th day of March, 2002 by and between Career Worth, Inc., ("Career Worth") a Nevada corporation with principal offices located at 3809 South West Temple, Suite 1D, Salt Lake City, Utah 84115, and Saundra Wolfson ("Ms. Wolfson") a Utah resident.

     WHEREAS, Career Worth desires to acquire from Ms. Wolfson Three Hundred Ten Thousand (310,000) restricted shares of the Class A Convertible Preferred stock of Regency Development Corporation, a Nevada corporation ("Regency"), in exchange for One Million (1,000,000) restricted shares of the Common stock of Career Worth.

     NOW, THEREFORE in exchange for the mutual consideration set out herein, the sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Exchange. In a tax free exchange, Career Worth will acquire from Ms. Wolfson Three Hundred Ten Thousand (310,000) restricted shares of the Class A Convertible Preferred stock of Regency, valued at $5.00 per share ("Regency Shares"), in exchange for One Million (1,000,000) restricted shares of Career Worth Common stock, valued at $1.00 per share ("Career Worth Shares").

2. Exchange of Shares. On or before March 6, 2002 (the "Closing Date"), the above-mentioned shares shall be exchanged.

3. Termination. This Agreement may be terminated at any time prior to the Closing Date:

     A.   By Career Worth or Ms. Wolfson:

          (1) If there shall be any actual or threatened action or proceeding by or before any court or any other governmental body which shall seek to restrain, prohibit, or invalidate the transactions contemplated by this Agreement; or if, in either party's judgement, exercised in good faith and based upon the advice of legal counsel, it is inadvisable to proceed with the transactions contemplated by this Agreement; or

          (2) If the Closing shall have not occurred on the Closing Date, or on such later date as approved by parties hereto, other than for reasons set forth herein.

     B.   By Ms. Wolfson:

          (1) If Career Worth fails to comply in any material respect with any of its covenants or agreements contained in this Agreement or if any of the representations or warranties of Career Worth contained herein shall be inaccurate in any material respect.

     C.   By Career Worth:

          (1) If Ms. Wolfson fails to comply in any material respect with any of its covenants or agreements contained in this Agreement or if any of the representations or warranties of Ms. Wolfson contained herein shall be inaccurate in any material respect.

     If this Agreement is terminated pursuant to this Paragraph, this Agreement shall be of no further force or effect; no obligation, right, or liability shall arise hereunder; and each party shall bear its own costs (including any legal, accounting, printing, or other costs incurred in connection with the negotiation, preparation or execution of this Agreement and the transactions herein contemplated).

4. Representations and Warranties of Ms. Wolfson. Ms. Wolfson hereby represents and warrants that effective this date and the Closing Date, the following statements are true and correct:

     A. Authority. Ms. Wolfson has the full power and authority to enter this Agreement and to carry out the transactions contemplated by this Agreement. Ms. Wolfson has duly authorized the execution, delivery and performance of this Agreement.

     B. No Conflict With Other Instruments. The execution of this Agreement will not violate or breach any document, instrument, agreement, contract, or commitment material to the business of Ms. Wolfson to which Ms. Wolfson is a party, and this Agreement has been duly authorized by all appropriate and necessary action.

     C. Information. The information concerning Ms. Wolfson as set forth in this Agreement is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made in light of the circumstances under which they were made not misleading.

     D. Delivery of Shares. As of the Closing Date, the Regency Shares to be delivered to Career Worth shall be restricted under Rule 144 and shall constitute valid and legally issued shares of Regency, fully paid and non-assessable and equivalent in all respects to all other issued and outstanding shares of Regency restricted Class A Convertible Preferred Stock.

     E. Restricted Shares. Ms. Wolfson is acquiring the Career Worth Shares for Ms. Wolfson's own account, for investment purposes, and not with a view to the public resale or distribution thereof. Ms. Wolfson will not sell, transfer or otherwise dispose of the Career Worth Shares except in compliance with the Securities Act of 1933, as amended (the "Act"), and is aware the Career Worth Shares are "restricted securities" as that term is defined in Rule 144 of the General Rules and Regulations promulgated under the Act ("Rule 144").

          Ms. Wolfson acknowledges and understands that the Career Worth Shares are unregistered in reliance on Section 4(2) of the Act and must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available.

          Ms. Wolfson is fully aware of the applicable limitation on the resale of the Career Worth Shares. These restrictions for the most part are set forth in Rule 144. Rule 144 permits resales of "restricted securities" upon compliance with the requirements of such rule. If Rule 144 is available to Ms. Wolfson, Ms. Wolfson may make only routine sales of securities in limited amounts, in accordance with the terms and conditions of that Rule.

5.   Representations and Warranties of Career Worth.

     Career Worth hereby represents and warrants that effective this date and the Closing Date, the following statements are true and correct.

     A. Corporate Authority. Career Worth has the full corporate power and authority to enter this Agreement and to carry out the transactions contemplated by this Agreement. The Board of Directors of Career Worth has duly authorized the execution, delivery, and performance of this Agreement.

     B.   Financial   Statements.   The  latest  10-Q  report   ("Career   Worth
          Financials") has been given to Ms. Wolfson prior to the Closing Date.

     C. No Conflict With Other Instruments. The execution of this Agreement will not violate or breach any document, instrument, agreement, contract, or commitment material to the business of Career Worth to which Career Worth is a party, and this Agreement has been duly authorized by all appropriate and necessary action.

     D. Information. The information concerning Career Worth as set forth in this Agreement and in the Career Worth Financials is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made in light of the circumstances under which they were made not misleading.

     E. Delivery of Shares. As of the Closing Date, the Career Worth Shares to be delivered to Ms. Wolfson will be restricted under Rule 144 and shall constitute valid and legally issued shares of Career Worth, fully paid and non-assessable and equivalent in all respects to all other issued and outstanding shares of Career Worth restricted Convertible Class A Preferred stock.

     F. Restricted Shares. Career Worth is acquiring the Regency Shares for Career Worth's own account, for investment purposes, and not with a view to the public resale or distribution thereof. Career Worth will not sell, transfer or otherwise dispose of the Regency Shares except in compliance with the Securities Act of 1933, as amended (the "Act"), and is aware the Regency Shares are "restricted securities" as that term is defined in Rule 144 of the General Rules and Regulations promulgated under the Act ("Rule 144")

          Career Worth acknowledges and understands that the Shares are unregistered in reliance of Section 4(2) of the Act and must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available.

          Career Worth is fully aware of the applicable limitation on the resale of the Career Worth Shares. These restrictions for the most part are set forth in Rule 144. Rule 144 permits resales of "restricted securities" upon compliance with the requirements of such rule. If Rule 144 is available to Career Worth, Career Worth may make only routine sales of securities in limited amounts, in accordance with the terms and conditions of that Rule.

     G. Career Worth is fully aware of, and hereby agrees that, the land in Elko County, Nevada which is the main asset owned by Regency is held subject to a $1,000,000 Deed of Trust dated June 27, 2001, executed by Regency as the Grantor and Oasis International Corp. as the Beneficiary.

6. Closing. The Closing as herein referred to shall occur on such date as the parties hereto may mutually agree upon, but is expected to be on or before the Closing Date referenced in Section 2, above. At Closing Career Worth will deliver the Career Worth Shares to Ms. Wolfson, and Ms. Wolfson shall deliver the Regency Shares to Career Worth.

7. Conditions Precedent to Ms. Wolfson's Obligation to Close. All obligations of Ms. Wolfson under this Agreement are subject to fulfillment, prior to or as of the Closing Date, of each of the following conditions:

     A. The representations and warranties by Career Worth contained in this Agreement or in any certificate or documents delivered to Ms. Wolfson pursuant to the provisions hereof shall be true in all material respects as of the time of Closing.


     B. Career Worth shall have performed and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing.

     C. All instruments and documents delivered to Ms. Wolfson pursuant to the provisions hereof shall be reasonably satisfactory to Ms. Wolfson' legal counsel.

8. Conditions Precedent to Career Worth's Obligation to Close. All obligations of Career Worth under this Agreement are subject to fulfillment, prior to or as of the Closing Date, of each of the following conditions:

     A. The representations and warranties by Ms. Wolfson contained in this Agreement or in any certificate or documents delivered to Career Worth pursuant to the provisions hereof shall be true in all material respects as of the time of Closing.

     B. Ms. Wolfson shall have performed and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing.

     C. All instruments and documents delivered to Career Worth pursuant to the provisions hereof shall be reasonably satisfactory to Career Worth legal counsel.

9. Damages and Limit of Liability. Each party shall be liable for any material breach of its representations, warranties, and covenants contained herein which results in a failure to perform any obligation under this Agreement, only to the extent of the expenses incurred in connection with such breach or failure to perform this Agreement. Each party hereby waives the right to claim any consequential damages.

10. Nature and Survival of Representations and Warranties. All representations, warranties and covenants made by any party in this Agreement shall survive the Closing hereunder. All of the parties hereto are executing and carrying out the provisions of this Agreement in reliance solely on the representations, warranties, covenants and agreements contained in this Agreement and not upon any investigation which it might have made or any representation, warranty, agreement, promise, or information, written or oral, given by the other party (or any other person) except as specifically set forth herein.

11. Indemnification Procedures. If any claim is made by a party which would give rise to a right of indemnification under this Agreement, the party seeking indemnification (Indemnified Party) will promptly cause written notice thereof to be delivered by certified mail, return receipt requested, to the party from whom it is sought (Indemnifying Party). The Indemnified Party will permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting from the claims. Counsel for the Indemnifying Party which will conduct the defense must be approved by the Indemnified Party (whose approval will not be unreasonable withheld), and the Indemnified Party may participate in such defense at the expense of the Indemnified Party. The Indemnifying Party will not in the defense of any such claim or litigation, consent to entry of any judgement or enter into any settlement without the written consent of the Indemnified Party (which consent will not be unreasonably withheld). The Indemnified Party will not, in connection with any such claim or litigation, consent to entry of any judgement or enter into any settlement without the written consent of the Indemnifying Party (which consent will not be unreasonable withheld). The Indemnified Party will cooperate fully with the Indemnifying Party and make available to the Indemnifying Party all pertinent information under its control relating to any such claim or litigation. If the Indemnifying Party refuses or fails to conduct the defense as required in this Section, after delivery of proper notice, then the Indemnified Party may conduct such defense at the expense of the Indemnifying Party, and the approval of the Indemnifying Party will not be required for any settlement or entry of judgement.

12. Default at Closing. Notwithstanding any other provision of this Agreement, if Ms. Wolfson shall fail or refuse to deliver any of the Regency Shares, or shall fail or refuse to consummate the transaction described in this Agreement by the Closing Date, such failure or refusal shall constitute a default by Ms. Wolfson, and Career Worth at its option and without prejudice to any of its other rights against such defaulting party, may either (a) invoke any equitable remedies to enforce performance hereunder including, without limitation, an action or suit for specific performance, or (b) terminate all of its obligations hereunder with respect to Ms. Wolfson. Likewise, if Career Worth shall fail or refuse to deliver any of the Career Worth Shares, or shall fail or refuse to consummate the transaction described in this Agreement by the Closing Date, such failure or refusal shall constitute a default by Career Worth, and Ms. Wolfson at its option and without prejudice to any of its other rights against such defaulting party, may either (a) invoke any equitable remedies to enforce performance hereunder including, without limitation, an action or suit for specific performance, or (b) terminate all of its obligations hereunder with respect to Career Worth.

13. Costs and Expenses. Ms. Wolfson and Career Worth shall bear their own costs and expenses in the proposed exchange and transfer described in this Agreement. Ms. Wolfson and Career Worth have been represented by their own attorney in this transaction, and each shall pay the fees of its own attorney, except as may be expressly set forth herein to the contrary.

14. Notices. Any notice under this Agreement shall be deemed to have been sufficiently given if sent by registered or certified mail, postage prepaid, addressed as follows:

     To Career Worth:
     Career Worth, Inc.
     385 East 800 South
     Orem, Utah 84097

     To Ms. Wolfson:
     Saundra Wolfson
     3809 South West Temple, Suite 1-D
     Salt Lake City, Utah 84115



15.  Miscellaneous.

     A. Further Assurances. At any time and from time to time each party will execute such additional instruments and take such additional actions as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.

     B. Waiver. Any failure on the part of any party hereto to comply with any of its obligations, agreements, or conditions hereunder may be waived only by a writing signed by the party to whom such compliance is owed.

     C. Brokers. Neither party has employed any brokers or finders with regard to this Agreement except as disclosed herein.

     D. Headings. The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

     E. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Fax copies of signatures shall be deemed as effective as originals for all purposes.

     F. Governing Law. This Agreement was negotiated and is being contracted for in the State of Utah, and shall be governed by the laws of the State of Utah, regardless of any conflict-of-law provision to the contrary. Any suit, action or legal proceeding arising from or related to this

     Agreement shall be brought in a court of competent jurisdiction in Salt Lake City, Utah, and each party irrevocably and unconditionally consents to the jurisdiction of such Courts in such suit, action or legal proceeding and waives any objection to the laying of venue in, or the jurisdiction of, said Courts.

     G. Binding Effect.  This Agreement shall be binding upon the parties hereto
     and  inure  to  the  benefit  of  the  parties  their   respective   heirs,
     administrators, executors, successors, and assigns.

     H. Entire Agreement. The Agreement contains the entire agreement between the parties hereto and supersedes any and all prior agreements, arrangements or understandings between the parties relating to the subject matter hereof. No oral understandings, statements, promises or inducements contrary to the terms of this Agreement exist. No representations, warranties covenants, or conditions, express or implied, other than as set forth here, have been made by any party.

     I.   Severability.   If  any  part  of  this  Agreement  is  deemed  to  be
     unenforceable, the balance of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

                               Career Worth, Inc.


                               By: /s/ BonnieJean C. Tippetts
                                  ----------------------------
                               Its: President
                                   ---------------------------


                               Saundra Wolfson, in her individual capacity


                               By: /s/ Saundra Wolfson
                                  -------------------------------


Exhibit 10(iv)

                            STOCK EXCHANGE AGREEMENT

     This Stock Exchange Agreement ("Agreement") is entered into this 5th day of March, 2002 by and between Career Worth, Inc., ("Career Worth") a Nevada corporation with principal offices located at 3809 South West Temple, Suite 1-D, Salt Lake City, Utah 84115, and Validate Corporation ("Validate") a Utah corporation with its principal offices located at 1612 South 250 East, Kaysville, Utah 84037.

     WHEREAS, Career Worth desires to acquire from Validate One Hundred Thousand (100,000) restricted shares of the Class A Convertible Preferred stock of Regency Development Corporation, a Nevada corporation ("Regency"), in exchange for Two Hundred Ninety Thousand (290,000) restricted shares of the Common stock of Career Worth.

     NOW, THEREFORE in exchange for the mutual consideration set out herein, the sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Exchange. In a tax free exchange, Career Worth will acquire from Validate One Hundred Thousand (100,000) restricted shares of the Class A Convertible Preferred stock of Regency("Regency Shares"), in exchange for Two Hundred Ninety Thousand (290,000) restricted shares of Career Worth Common stock ("Career Worth Shares").

2. Exchange of Shares. On or before March 6, 2002 (the "Closing Date"), the above-mentioned shares shall be exchanged.

3. Termination. This Agreement may be terminated at any time prior to the Closing Date:

     A.   By Career Worth or Validate:

          (1) If there shall be any actual or threatened action or proceeding by or before any court or any other governmental body which shall seek to restrain, prohibit, or invalidate the transactions contemplated by this Agreement; or if, in either party's judgement, exercised in good faith and based upon the advice of legal counsel, it is inadvisable to proceed with the transactions contemplated by this Agreement; or

          (2) If the Closing shall have not occurred on the Closing Date, or on such later date as approved by parties hereto, other than for reasons set forth herein.

     B.   By Validate:

          (1) If Career Worth fails to comply in any material respect with any of its covenants or agreements contained in this Agreement or if any of the representations or warranties of Career Worth contained herein shall be inaccurate in any material respect.

     C.   By Career Worth:

          (1) If Validate fails to comply in any material respect with any of its covenants or agreements contained in this Agreement or if any of the representations or warranties of Validate contained herein shall be inaccurate in any material respect.

     If this Agreement is terminated pursuant to this Paragraph, this Agreement shall be of no further force or effect; no obligation, right, or liability shall arise hereunder; and each party shall bear its own costs (including any legal, accounting, printing, or other costs incurred in connection with the negotiation, preparation or execution of this Agreement and the transactions herein contemplated).

4. Representations and Warranties of Validate. Validate hereby represents and warrants that effective this date and the Closing Date, the following statements are true and correct:

     A. Corporate Authority. Validate has the full corporate power and authority to enter this Agreement and to carry out the transactions contemplated by this Agreement. The Board of Directors of Validate has duly authorized the execution, delivery and performance of this Agreement.

     B. No Conflict With Other Instruments. The execution of this Agreement will not violate or breach any document, instrument, agreement, contract, or commitment material to the business of Validate to which Validate is a party, and this Agreement has been duly authorized by all appropriate and necessary action.

     C. Restricted Shares. Validate is acquiring the Career Worth Shares for Validate's own account, for investment purposes, and not with a view to the public resale or distribution thereof. Validate will not sell, transfer or otherwise dispose of the Career Worth Shares except in compliance with the Securities Act of 1933, as amended (the "Act"), and is aware the Career Worth Shares are "restricted securities" as that term is defined in Rule 144 of the General Rules and Regulations promulgated under the Act ("Rule 144").

          Validate acknowledges and understands that the Career Worth Shares are unregistered in reliance on Section 4(2) of the Act and must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available.

          Validate is fully aware of the applicable limitation on the resale of the Career Worth Shares. These restrictions for the most part are set forth in Rule 144. Rule 144 permits resales of "restricted securities" upon compliance with the requirements of such rule. If Rule 144 is available to Validate, Validate may make only routine sales of securities in limited amounts, in accordance with the terms and conditions of that Rule.

5.   Representations and Warranties of Career Worth.

     Career Worth hereby represents and warrants that effective this date and the Closing Date, the following statements are true and correct.

     A. Corporate Authority. Career Worth has the full corporate power and authority to enter this Agreement and to carry out the transactions contemplated by this Agreement. The Board of Directors of Career Worth has duly authorized the execution, delivery, and performance of this Agreement.

     B.   Financial   Statements.   The  latest  10-Q  report   ("Career   Worth
          Financials") has been given to Validate prior to the Closing Date.

     C. No Conflict With Other Instruments. The execution of this Agreement will not violate or breach any document, instrument, agreement, contract, or commitment material to the business of Career Worth to which Career Worth is a party, and this Agreement has been duly authorized by all appropriate and necessary action.

     D. Information. The information concerning Career Worth as set forth in this Agreement and in the Career Worth Financials is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made in light of the circumstances under which they were made not misleading.

     E. Delivery of Shares. As of the Closing Date, the Career Worth Shares to be delivered to Validate will be restricted under Rule 144 and shall constitute valid and legally issued shares of Career Worth, fully paid and non-assessable and equivalent in all respects to all other issued and outstanding shares of Career Worth restricted Common stock.

     F. Restricted Shares. Career Worth is acquiring the Regency Shares for Career Worth's own account, for investment purposes, and not with a view to the public resale or distribution thereof. Career Worth will not sell, transfer or otherwise dispose of the Regency Shares except in compliance with the Securities Act of 1933, as amended (the "Act"), and is aware the Regency Shares are "restricted securities" as that term is defined in Rule 144 of the General Rules and Regulations promulgated under the Act ("Rule 144")

          Career Worth acknowledges and understands that the Shares are unregistered in reliance of Section 4(2) of the Act and must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available.

          Career Worth is fully aware of the applicable limitation on the resale of the Career Worth Shares. These restrictions for the most part are set forth in Rule 144. Rule 144 permits resales of "restricted securities" upon compliance with the requirements of such rule. If Rule 144 is available to Career Worth, Career Worth may make only routine sales of securities in limited amounts, in accordance with the terms and conditions of that Rule.

     G. Career Worth is fully aware of, and hereby agrees that, the land in Elko County, Nevada which is the main asset owned by Regency is held subject to a $1,000,000 Deed of Trust dated June 27, 2001, executed by Regency as the Grantor and Oasis International Corp. as the Beneficiary.

6. Closing. The Closing as herein referred to shall occur on such date as the parties hereto may mutually agree upon, but is expected to be on or before the Closing Date referenced in Section 2, above. At Closing Career Worth will deliver the Career Worth Shares to Validate, and Validate shall deliver the Regency Shares to Career Worth.

7. Conditions Precedent to Validate's Obligation to Close. All obligations of Validate under this Agreement are subject to fulfillment, prior to or as of the Closing Date, of each of the following conditions:

     A. The representations and warranties by Career Worth contained in this Agreement or in any certificate or documents delivered to Validate pursuant to the provisions hereof shall be true in all material respects as of the time of Closing.

     B. Career Worth shall have performed and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing.

     C. All instruments and documents delivered to Validate pursuant to the provisions hereof shall be reasonably satisfactory to Validate' legal counsel.

8. Conditions Precedent to Career Worth's Obligation to Close. All obligations of Career Worth under this Agreement are subject to fulfillment, prior to or as of the Closing Date, of each of the following conditions:

     A. The representations and warranties by Validate contained in this Agreement or in any certificate or documents delivered to Career Worth pursuant to the provisions hereof shall be true in all material respects as of the time of Closing.

     B.  Validate   shall  have  performed  and  complied  with  all  covenants, agreements and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing.

     C. All instruments and documents delivered to Career Worth pursuant to the provisions hereof shall be reasonably satisfactory to Career Worth legal counsel.

9. Damages and Limit of Liability. Each party shall be liable for any material breach of its representations, warranties, and covenants contained herein which results in a failure to perform any obligation under this Agreement, only to the extent of the expenses incurred in connection with such breach or failure to perform this Agreement. Each party hereby waives the right to claim any consequential damages.

10. Nature and Survival of Representations and Warranties. All representations, warranties and covenants made by any party in this Agreement shall survive the Closing hereunder. All of the parties hereto are executing and carrying out the provisions of this Agreement in reliance solely on the representations, warranties, covenants and agreements contained in this Agreement and not upon any investigation which it might have made or any representation, warranty, agreement, promise, or information, written or oral, given by the other party (or any other person) except as specifically set forth herein.

11. Default at Closing. Notwithstanding any other provision of this Agreement, if Validate shall fail or refuse to deliver any of the Regency Shares, or shall fail or refuse to consummate the transaction described in this Agreement by the Closing Date, such failure or refusal shall constitute a default by Validate, and Career Worth at its option and without prejudice to any of its other rights against such defaulting party, may either (a) invoke any equitable remedies to enforce performance hereunder including, without limitation, an action or suit for specific performance, or (b) terminate all of its obligations hereunder with respect to Validate. Likewise, if Career Worth shall fail or refuse to deliver any of the Career Worth Shares, or shall fail or refuse to consummate the transaction described in this Agreement by the Closing Date, such failure or refusal shall constitute a default by Career Worth, and Validate at its option and without prejudice to any of its other rights against such defaulting party, may either (a) invoke any equitable remedies to enforce performance hereunder including, without limitation, an action or suit for specific performance, or
(b) terminate all of its obligations hereunder with respect to Career Worth.

12. Costs and Expenses. Validate and Career Worth shall bear their own costs and expenses in the proposed exchange and transfer described in this Agreement. Validate and Career Worth have been represented by their own attorney in this transaction, and each shall pay the fees of its own attorney, except as may be expressly set forth herein to the contrary.

13. Notices. Any notice under this Agreement shall be deemed to have been sufficiently given if sent by registered or certified mail, postage prepaid, addressed as follows:

     To Career Worth:
     Career Worth, Inc.
     3809 South West Temple, Suite 1-D
     Salt Lake City, Utah 84115

     To Validate:
     Validate Corporation
     1612 South 250 East
     Kaysville, Utah 84037

14.  Miscellaneous.

     A. Further Assurances. At any time and from time to time each party will execute such additional instruments and take such additional actions as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.

     B. Waiver. Any failure on the part of any party hereto to comply with any of its obligations, agreements, or conditions hereunder may be waived only by a writing signed by the party to whom such compliance is owed.

     C. Brokers. Neither party has employed any brokers or finders with regard to this Agreement except as disclosed herein.

     D. Headings. The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

     E. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Fax copies of signatures shall be deemed as effective as originals for all purposes.

     F. Governing Law. This Agreement was negotiated and is being contracted for in the State of Utah, and shall be governed by the laws of the State of Utah, regardless of any conflict-of-law provision to the contrary. Any suit, action or legal proceeding arising from or related to this Agreement shall be brought in a court of competent jurisdiction in Salt Lake City, Utah, and each party irrevocably and unconditionally consents to the jurisdiction of such Courts in such suit, action or legal proceeding and waives any objection to the laying of venue in, or the jurisdiction of, said Courts.

     G. Binding Effect.  This Agreement shall be binding upon the parties hereto
     and  inure  to  the  benefit  of  the  parties  their   respective   heirs,
     administrators, executors, successors, and assigns.

     H. Entire Agreement. The Agreement contains the entire agreement between the parties hereto and supersedes any and all prior agreements, arrangements or understandings between the parties relating to the subject matter hereof. No oral understandings, statements, promises or inducements contrary to the terms of this Agreement exist. No representations, warranties covenants, or conditions, express or implied, other than as set forth here, have been made by any party.

     I.   Severability.   If  any  part  of  this  Agreement  is  deemed  to  be
     unenforceable, the balance of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

                               Career Worth, Inc.


                               By: /s/ BonnieJean C. Tippetts
                                  ---------------------------
                               Its: President
                                   --------------------------

                               Validate Corporation


                               By: /s/ Bruce Pritchett
                                  ----------------------------------
                               Its: President
                                   ---------------------------------


Exhibit 99(i)

                             BonnieJean C. Tippetts
                        3809 South West Temple, Suite 1D
                            Salt Lake City, UT 84115

                                 March 12, 2002

Board of Directors
Career Worth, Inc.
3809 South West Temple, Suite 1D
Salt Lake City, UT 84114

     Re: Resignation

Dear Board Members:

     I hereby resign my positions as President, Secretary and Treasurer of Career Worth, Inc., effective immediately. My resignation is for personal reasons and is not based upon any disagreement with the policies or management of the company.

                                        Sincerely,

                                         /s/ BonnieJean C. Tippetts
                                        -----------------------------
                                        BonnieJean C. Tippetts
                                        President